                             SERVICING CERTIFICATE                       Page 5
================================================================================

MLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A             Current Collection Period:  01-Apr-97 to 30-Apr-97
                                                                                P & S Agreement Date:                    01-Mar-97


Pass-through rates current Distribution:                                                                                 Current
                                                                                                                         --------
Class A Certificates, Series 1997A      LIBOR + 0.25%                 5.93750%  Original Closing Date:    3/26/97        16-Apr-97
Class B Certificates, Series 1997A      LIBOR + 1.25%                 6.93750%  Distribution Date:                       15-May-97
                                                                                Days in Accrual Period                          30
                                                                                                                         15-Apr-97
                                                                                                                         14-May-97
                            Weighted Avg Mtg Rate (WAC)               7.44799%
   LIBOR      5.68750%      Weighted Avg Net Mtg Rate (Alt. Rate)     7.06736%
----------------------------------------------------------------------------------------------------------------------------------

 1          Beginning Pool Principal Balance                                                                      326,807,902.46
 2          Beginning Pool Balance Factor                                                                              99.382200%
   -----------------------------------------------------------------------------------------------------------------------------

 3          Beginning Class A Principal Balance                                                                   322,696,429.46
 4          Beginning Class B Principal Balance                                                                     4,111,473.00
   -----------------------------------------------------------------------------------------------------------------------------

 5          Aggregate of all Monthly Principal Payments                                           (P&S 5.08i)               0.00
 6          Aggregate of all Principal Prepayments Received
              (includes $5,516.80 remaining in pre-funding account))                              (P&S 5.08i)       4,538,890.32
 7          Aggregate of any Net Liquidation Proceeds Received                                  (P&S 5.08iii)               0.00
 8          Aggregate of any Insurance Proceeds Received                                         (P&S 5.08iv)               0.00
 9          Aggregate of any Awards or Settlements From Condemnation
              Proceedings                                                                         (P&S 5.08v)               0.00
10          Aggregate of any Proceeds From Repurchased Mortgage Loans                            (P&S 5.08vi)               0.00
11          Aggregate of any Revenues From Fidelity Bond or Mortgage
              Interest Insurance Policy                                                         (P&S 5.08vii)               0.00
12          Aggregate of any Revenues From Foreclosure or Deed Net of
              any Advances                                                                     (P&S 5.08viii)               0.00
13          Current Principal Advances                                                                                      0.00
14          Current Servicer Principal Reimbursements                                                                       0.00
15          Total Principal Available For Distribution
              (5+6+7+8+9+10+11+12+13-14)                                                                            4,538,890.32
16          Unrecovered Principal Amounts (Liquidation Loss)                                                                0.00
17          Aggregate of all Interest Payments Received                                          (P&S 5.08ii)       1,977,866.11
17a         Prefunding Account Interest Earned                                                    (P&S 5.14b)               0.00
17b         Accrued Interest at Cl A pass-through rate x Pre-funded
              Amount for 11 days (1st dist only)                                                  (P&S 6.01a)               0.00
18          Current Servicing Fee                                                                (P&S 5.08ii)          43,961.26
19          Monthly Interest Advance (Recovery) based on Delinquent Accounts                    (P&S 6.02vii)        (246,477.00)
19 i.       Current Servicer Interest Advance (Recovery)                                                             (246,477.00)
20          Scheduled Formula Principal Distribution Amount (5+13-14)                                                       0.00
21          Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                    4,538,890.32
22          Total Interest Available For Distribution (17+17a+17b-18+19i)                                           1,687,427.85
23          Total Funds Available For Distribution (15+22)                                                          6,226,318.17

            --------------------------------------------------------------------------------------------------------------------
24          Formula Principal Distribution Amount  (Lines 20 + 21)                                                  4,538,890.32
            --------------------------------------------------------------------------------------------------------------------
                                                                                    waterfall
25 i.       Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                     (P&S 6.02i)              98.74%
   ii.      Class A Percentage  x  Scheduled Formula Principal Distribution
              Amount (Line 20)                                                                                              0.00
   iii.     Class A Prepayment Percentage                                                                                 100.00%
   iv.      Class A Prepayment Percentage  x  Unscheduled Formula Principal
              Distribution Amount                                                                                   4,538,890.32
   v.       Class A Total Distribution Allocable to Principal                           2                           4,538,890.32
   vi.      Class A Recovered Principal Amount                                                                              0.00
   vii      Class A Unrecovered Principal Amount                                        7                                   0.00

26 i.       Class A Total Distribution Allocable to Interest
              (min of: 26ii. or 23)                                                     1        (P&S 6.02ii)       1,596,675.04
   ii.      Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                       (P&S 6.02ii)       1,596,675.04
   iii.     Class A Current Interest  (pass-through rate x A's upb)                              (P&S 6.02ii)       1,596,675.04
   iv.      Class A Unpaid Interest Shortfall  (Class A's interest s/f
              from preceding distribution date)                                                 (P&S 6.02iii)               0.00

   v.       Class A Unpaid Interest Shortfall  (Class A's interest s/f
              from preceding distribution date)                                                 (P&S 6.02iii)               0.00
   vi.      Class A Unpaid Interest Shortfall included in 26i.
              (when 26iii. > 0: min of 26i. and 26iv.)                                          (P&S 6.02iii)               0.00
   viii.    Class A Interest Shortfall  (26ii. - 26i.)                                          (P&S 6.02iii)               0.00
   -----------------------------------------------------------------------------------------------------------------------------

27 i        Current Certificate Insurance Premium                                       3                              31,999.94
   ii.      Reimbursement Amount                                                        4        (P&S 6.02vi)               0.00
   iii.     Redirection of Certificate Insurance                                                                            0.00
   iv.      Total Amount to Certificate Insurer                                                                        31,999.94

   -----------------------------------------------------------------------------------------------------------------------------
28 i        Subordinated Percentage                                                               (P&S 6.02i)               1.26%
   ii       Subordinated Percentage of Scheduled Formula Principal
              Distribution Amount                                                                                           0.00
   iii.     Subordinated Prepayment Percentage                                                                              0.00%
   iv.      Subordinated Prepayment Percentage of Unscheduled Formula
              Principal Distribution Amount                                                                                 0.00
   v.       Class B Total Distribution Allocable to Principal                           8                                   0.00
   vi.      Class B Recovered Loss Amount                                               9                                   0.00
   vii      Class B Unrecovered Loss Amount                                                                                 0.00

29 i        Class B Total Distribution Allocable to Interest                            6        (P&S 6.02ii)          48,552.50
   ii.      Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                      (P&S 6.02ii)          48,552.50
   iii.     Class B Current Interest (pass-through rate x B's upb)                              (P&S 6.02iii)          23,769.45
   iv.      Class B Unpaid Interest Shortfall  (Class B's interest
              s/f from preceding distribution date)                                             (P&S 6.02iii)          24,783.05

   v.       Class B Unpaid Interest Shortfall  (Class B's interest
              s/f from preceding distribution date)                                                                    24,783.05
   vi.      Class B Unpaid Interest Shortfall included in 26i.
              (when 29iii. > 0: min of 29i. and 29iv.)                                                                 24,783.05
   viii.    Class B Interest Shortfall  (29ii. - 29i.)                                                                      0.00
   -----------------------------------------------------------------------------------------------------------------------------

30 i.       Cumulative Master Servicer Advanced Interest                                          (P&S 6.02v)         512,640.07
   ii.      Cumulative Master Servicer Advanced Principal                                                                   0.00
   -----------------------------------------------------------------------------------------------------------------------------

31 i.       Beginning Reserve Fund Balance                                                         (P&S 6.06)         239,799.63
   ii.      Current Reserve Fund Deposit                                                5                              10,200.37
   iii      Current Reserve Fund Advances                                                                                   0.00
   iv.      Ending Reserve Fund Balance (required amount = $250,000)                                                  250,000.00
   -----------------------------------------------------------------------------------------------------------------------------

32 i.       Available Excess Interest                                                                                  34,983.42
   ii.      Distribution Account Shortfall                                                      (P&S 6.02xvi)               0.00
   iii      Class R Distribution Amount For Such Distribution Date                      10                                  0.00
   -----------------------------------------------------------------------------------------------------------------------------

33 i.       Ending Pool Principal Balance                                                       (P&S 6.02vii)     322,269,012.14
   ii.      Ending Pool Balance Factor                                                                                 98.001925%
   -----------------------------------------------------------------------------------------------------------------------------

34          Ending Class A Principal Balance                                                                      318,157,539.14
35          Ending Class B Principal Balance                                                                        4,111,473.00
   =============================================================================================================================

                    STATEMENT TO CERTIFICATEHOLDERS                     Page 6
--------------------------------------------------------------------------------

MLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A    Current Collection Period:  01-Apr-97 to 30-Apr-97

Pass-through rates current Distribution:                                       LIBOR=    5.6875%
Class A Certificates, Series 1997A     LIBOR + 0.25%   5.93750%        Original Closing Date:      16-Apr-97
Class B Certificates, Series 1997A     LIBOR + 1.25%   6.93750%        Distribution Date:          15-May-97

           Weighted Avg Net Mtg Rate (Alt. Rate)       7.06736%
           --------------------------------------------------------------------------------------------------------------

 1 i.      Class A Total Distribution Allocable to Principal                                           13.977514
   ii.     Class A Percentage  x  Scheduled Formula Principal
             Distribution Amount (Line 20)                                                              0.000000
   iii.    Class A Prepayment Percentage  x  Unscheduled Formula
             Principal Distribution Amount                                                             13.977514
   iv      Class A Recovered Principal Amount                                                           0.000000
   v       Class A Unrecovered Principal Amount                                                         0.000000

 2 i.      Class A Total Distribution Allocable to Interest
             (min of: 26ii. or 23)                                                                      4.916961
   ii.     Class A Unpaid Interest Shortfall  (Class A's interest
             s/f from preceding distribution date)                                                      4.916961
   iii.    Class A Unpaid Interest Shortfall included in 26i.
             (when 26iii. greater than 0: min of 26i. and 26iv.)                                        0.000000
   iv      Class A Unpaid Interest Shortfall  (Class A's interest
             s/f from preceding distribution date)                                                      0.000000

           -----------------------------------------------------------------------------------------------------

 3 i.      Class B Total Distribution Allocable to Principal                                            0.000000
   ii.     Subordinated Percentage of Scheduled Formula Principal
             Distribution Amount                                                                        0.000000
   iii.    Subordinated Prepayment Percentage of Unscheduled Formula
             Principal Distribution Amount                                                              0.000000
   iv      Class B Recovered Loss Amount                                                                0.000000
   v       Class B Unrecovered Loss Amount                                                              0.000000

 4 i.      Class B Total Distribution Allocable to Interest                                            11.809028
   ii.     Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                             11.809028
   iii.    Class B Current Interest (pass-through rate x B's upb)                                       5.781249
   iv      Class B Unpaid Interest Shortfall  (Class B's interest s/f
             from preceding distribution date)                                                          6.027779
           -----------------------------------------------------------------------------------------------------

 5         Ending Pool Principal Balance                                                          322,269,012.14
 6         Ending Pool Balance Factor                                                                  98.001925%

 7         Ending Class A Principal Balance                                                       318,157,539.14
 8         Ending Class B Principal Balance                                                         4,111,473.00
           -----------------------------------------------------------------------------------------------------

 9 i.      Current Master Servicer Advanced (Recovered) Interest                                     (246,477.00)
   ii.     Current Master Servicer Advanced (Recovered) Principal                                           0.00
   iii.    Current Trustee Advanced Interest                                                                0.00
   iv      Current Trustee Advanced Principal                                                               0.00
   v       Additional Servicing Compensation                                     (P&S 6.02ix)               0.00
   vi      Amount of Servicing Advances Paid by Master Servicer                  (P&S 6.02 x)               0.00
   vii     Formula Principal Amount & Unrecovered Principal Amounts              (P&S 6.02iv)               0.00
   viii    Amount of Delinquencies of Mortgage Loans                                                   15,969.49
   ix      Class A Alt. Rate for next Distribution Date:      15-May-97                                  0.00000%
   x       Class B Alt. Rate for next Distribution Date:      15-May-97                                  0.00000%
           -----------------------------------------------------------------------------------------------------

10 i       Number of Mortgage Loans 30 to 59 Days Delinquent                                                   8
   ii      Aggregate Principal Balances of Mortgage Loans 30 to 59 Days
             Delinquent                                                                             2,484,697.92
11 i       Number of Mortgage Loans 60 to 89 Days Delinquent                                                   0
   ii      Aggregate Principal Balances of Mortgage Loans 60 to 89 Days
             Delinquent                                                                                     0.00
12 i       Number of Mortgage Loans 90 or More Days Delinquent                                                 0
   ii      Aggregate Principal Balances of Mortgage Loans 90 or More Days
             Delinquent                                                                                     0.00
13 i       Number of Mortgage Loans in Foreclosure                                                             0
   ii      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                    0.00

14         Book Value of Real Estate Acquired Through Foreclosure or Grant
             of a Deed                                                                                      0.00
15         Aggregate Net Liquidation Losses from Liquidated Mortgage Loans     (P&S 6.02xiii)               0.00
           =====================================================================================================